SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2021

ROTOR ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39897	85-2838301
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

The Chrysler Building

405 Lexington Avenue

New York, New York 10174

(Address of Principal Executive Offices) (Zip Code)

(212) 818-8800

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one redeemable warrant	ROT.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	ROT	The New York Stock Exchange
Redeemable warrants, exercisable for shares of Class A Common Stock at an exercise price of $11.50 per share	ROT WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information relating to the Note included in Item 8.01 is incorporated by reference in this item to the extent required herein.

Item 8.01 Other Events.

On May 11, 2021, Rotor Sponsor, LLC (the “Sponsor”) loaned to Rotor Acquisition Corp. (the “Company”) an aggregate of $145,000 for working capital purposes. On June 9, 2021, the Sponsor agreed to loan the Company up to an additional $300,000 for working capital purposes. Each of the foregoing is evidenced by a separate promissory note (the “Notes”, each a “Note”) which is non-interest bearing and payable upon the consummation by the Company of a merger, share exchange, asset acquisition, or other similar business combination with one or more businesses or entities (a “Business Combination”). Upon consummation of a Business Combination, the Sponsor will have the option, but not the obligation, to convert the outstanding principal balance of the Notes, in whole or in part, into warrants of the Company, identical to the “private warrants” issued by the Company concurrently with its initial public offering (the “Warrants”), at a price of $1.00 per Warrant. Each Warrant may be exercised to purchase one share of Company Class A common stock at a price of $11.50 per share, subject to adjustment. The Warrants (i) will not be redeemable by the Company, (ii) may be exercised for cash or on a cashless basis so long as they are held by the initial holder or its permitted transferees, and (iii) are not transferable, assignable or salable until 30 days after the completion of the Business Combination except in limited circumstances.

If the Company does not consummate a Business Combination, the Notes will not be repaid and all amounts owed under the Notes will be forgiven except to the extent that the Company has funds available to it outside of its trust account established in connection with the initial public offering. The issuance of the Notes was exempt pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

The foregoing summary of the Notes is qualified in its entirety by reference to the text of the Notes, which are filed as exhibits hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description

10.1	Promissory Note dated May 11, 2021.
10.2	Promissory Note dated June 9, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 11, 2021

ROTOR ACQUISITION CORP.

By:	/s/ Brian Finn
Name:	Brian Finn
Title:	Chief Executive Officer

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